Exhibit 10.9

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made as of the 24th day of August, 2004, by Hopkins Capital Group II, LLC, Dr. Raphael J. Mannino, Donald L. Ferguson and James A. McNulty (the “Stockholders”) in favor of BioDelivery Sciences International, Inc. (the “Parent”) and Mark A. Sirgo and Andrew L. Finn (the “Arius Stockholders”).

WHEREAS, the Parent has entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated August 10, 2004, by and among Parent, Arius Acquisition Corp., Arius Pharmaceuticals, Inc. (the “Company”), and the Arius Stockholders)

WHEREAS, each of the undersigned will receive substantial direct and indirect benefit by reason of the consummation of the transactions (the “Merger”) provided for in the Merger Agreement;

WHEREAS, each of the Stockholders is the record and beneficial owner of such number of shares of Common Stock of Parent (the “Common Stock”) as of the closing of the Merger as set forth in Exhibit A hereto;

WHEREAS, it is a condition precedent to the entering of the Merger Agreement by the Company and the consummation of the Merger that each of the Stockholders shall have executed and delivered to the Company this Agreement.

NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties, the parties hereto agree as follows:

1. Recitals. The recitals to this Agreement are incorporated herein and made an operative part of this Agreement.

2. Definitions. Reference is hereby made to the Merger Agreement, for a statement of the terms thereof, and each of the undersigned represents and warrants that it has read and reviewed the Merger Agreement. Unless otherwise defined herein, all terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

3. Representation and Warranty. The Stockholders hereby represent and warrant, jointly and severally, to each of the Arius Stockholders that, as of the date hereof, the Stockholders hold, in the aggregate, greater than fifty percent (50%) of the Parent’s outstanding shares of Common Stock.

4. Voting Restrictions. From and after the time that the Stockholders hold any shares of Common Stock, the Stockholders agree, for themselves and their Affiliates (as defined in the rules and regulations of the Securities and Exchange Commission (an “SEC Affiliate” and, collectively with the Stockholders, the “Covered Persons”), that each Covered Person shall vote all shares of Common Stock held by such Covered Person at the next annual meeting of Parent’s stockholders following the Closing (and at each special or annual meeting of Parent thereafter until approval is gained) in favor of: (i) the issuance by Parent of all shares of Parent Common Stock issuable upon conversion of all shares of Parent Preferred Stock to be issued pursuant to the Merger Agreement and (ii) any and all other matters required to be approved by the Parent’s stockholders to permit such issuance.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principals thereof.

6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Facsimile signatures shall for all purposes hereof be deemed to be original signatures of the parties hereto.

7. Successors and Assigns. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

8. Amendment. This Agreement may be amended at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

9. Jurisdiction. Each of the Covered Persons hereby irrevocably submits to the jurisdiction of the state court or the federal court in the State of Delaware, in any action, suit or proceeding brought under, in respect of or in connection with this Agreement, and hereby irrevocably waives, to the fullest extent each Covered Person may effectively do so, any defense based on improper jurisdiction or venue including, without limitation, defenses based on forum non convenience.

10. Legal Fees. The prevailing party in any action, suit or proceeding brought under, in respect of or in connection with this Agreement shall be entitled to reasonable attorney’s fees and costs from the other parties thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement as of the date first above written.

HOPKINS CAPITAL GROUP II, LLC

By:	/s/ Francis E. O’Donnell, Jr.
Francis E. O’Donnell, Jr.

/s/ Raphael J. Mannino
Dr. Raphael J. Mannino

/s/ Donald L. Ferguson
Donald L. Ferguson

/s/ James A. McNulty
James A. McNulty

/s/ Mark A. Sirgo
Mark A. Sirgo

/s/ Andrew L. Finn
Andrew L. Finn

[Signature Page to Voting Agreement]

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